Exhibit 99.1

FOR IMMEDIATE RELEASE

Towers Perrin Media:
Joe Conway
914-745-4175
joseph.p.conway@towersperrin.com

Watson Wyatt Media:
David Popper
703-258-7582
david.popper@watsonwyatt.com

Investors:
Mary Malone
703-258-7841
mary.malone@watsonwyatt.com

Towers Perrin/Watson Wyatt Merger Cleared by European Commission

STAMFORD, CT & ARLINGTON, VA, December 4, 2009 — Towers, Perrin, Forster & Crosby, Inc. and Watson Wyatt Worldwide, Inc. (NYSE, NASDAQ: WW), both leading global consulting firms, today announced that they have been granted conditional clearance from the European Commission to allow the Parties to proceed with their merger to form Towers Watson & Co.  U.S. antitrust authorities previously cleared the transaction.

As part of the European Commission’s clearance decision, Watson Wyatt has committed to sell its life insurance actuarial software business, VIPitech.  However, the European Commission has agreed that the merged company may retain a license to use the VIPitech software, which will allow it to continue to serve those clients that have implemented this software.  Watson Wyatt is currently preparing the business for sale and will be issuing more information in due course.

“This is a key milestone in our progress toward completing the transaction that will bring together our two firms,” said John Haley, Watson Wyatt Chief Executive Officer who will serve as Chief Executive Officer of Towers Watson.  “We are very pleased to have received clearance from the Commission on a timescale which will allow the companies to continue plans to finalize the merger by the end of this year. While we are disappointed that we could not retain

VIPitech, we are committed to ensuring that VIPitech is sold as a viable business and that all of our VIPitech clients remain fully supported.”

The decision by the European Commission gives Towers Perrin and Watson Wyatt the necessary regulatory approvals to complete the merger.  However, the proposed transaction remains subject to additional conditions contained in the merger agreement, including the approval by the shareholders of Towers Perrin and Watson Wyatt.  Both companies’ shareholder meetings are scheduled for December 18, 2009.  Assuming that the requisite shareholder approvals are obtained and all other conditions are satisfied, the Parties currently anticipate that the merger will become effective on January 1, 2010.

The proposed merger will result in a leading global professional services firm with an enhanced portfolio of services across a range of financial, risk and people management areas.

About Towers Perrin

Towers Perrin is a global professional services firm that helps organizations improve performance through effective people, risk and financial management. The firm provides innovative solutions in the areas of human capital strategy, program design and management, and in the areas of risk and capital management, insurance and reinsurance intermediary services, and actuarial consulting. Towers Perrin has 6,300 employees located in 26 countries and is located on the Web at www.towersperrin.com.

About Watson Wyatt

Watson Wyatt (NYSE, NASDAQ: WW) is the trusted business partner to the world’s leading organizations on people and financial issues. The firm’s global services include: managing the cost and effectiveness of employee benefit programs; developing attraction, retention and reward strategies; advising pension plan sponsors and other institutions on optimal investment strategies; providing strategic and financial advice to insurance and financial services companies; and delivering related technology, outsourcing and data services. Watson Wyatt has 7,500 associates in 33 countries and is located on the Web at www.watsonwyatt.com.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology.  These statements include, but are not limited to, the benefits of the business combination transaction involving Towers Perrin and Watson Wyatt and the anticipated timing of the transaction, as well as other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of Towers Perrin’s and Watson Wyatt’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:  the failure of Towers Perrin shareholders and Watson Wyatt stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the ability to recruit and retain qualified employees and to retain client relationships; the combined company’s ability to make acquisitions, on which its growth depends, and its ability to integrate or manage such acquired businesses; and the risk that a significant or prolonged economic downturn could have a material adverse effect on the combined company’s business, financial condition and results of operations.  Additional risks and factors are identified under “Risk Factors” in the joint proxy statement/prospectus included in the amended registration statement on Form S-4/A filed by Jupiter Saturn Holding Company on November 9, 2009 with the Commission and under “Risk Factors” in Watson Wyatt’s Annual Report on Form 10-K filed on August 14, 2009 with the Commission.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature.  None of Jupiter Saturn Holding Company, Towers Perrin or Watson Wyatt undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

Where You Can Find Additional Information

This press release was issued December 4, 2009.  Towers Perrin and Watson Wyatt have formed a company, Jupiter Saturn Holding Company (the “Holding Company”), which has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction.  YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TOWERS PERRIN, WATSON WYATT, THE HOLDING COMPANY AND THE PROPOSED TRANSACTION.

The joint proxy statement/prospectus and the other documents filed with the Commission may be obtained free of charge at the Commission’s website, www.sec.gov.  In addition, you may obtain free copies of the joint proxy statement/prospectus and the other documents filed by Towers Perrin, Watson Wyatt and the Holding Company with the Commission by requesting them in writing from Towers Perrin, One Stamford Plaza, 263 Tresser Boulevard, Stamford, CT. 06901-3225, Attention: Marketing, or by telephone at 203-326-5400, or from Watson Wyatt, 901

N. Glebe Rd., Arlington, VA. 22203, Attention: Investor Relations, or by telephone at 703-258-8000.

Towers Perrin, Watson Wyatt, the Holding Company and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies from the stockholders of Watson Wyatt.  A list of the names of those directors and executive officers and descriptions of their interests in Towers Perrin, Watson Wyatt and the Holding Company is contained in the joint proxy statement/prospectus which has been filed by the Holding Company with the Commission.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement/prospectus.